Exhibit 10.1

AMENDMENT NUMBER SIX
TO LOAN AGREEMENT

This AMENDMENT NUMBER SIX TO LOAN AGREEMENT (this “Amendment”), dated as of October 21, 2026, is entered into by and among IIP Operating Partnership, LP, a Delaware limited partnership (the “Company”; together with any other Person that joins the Loan Agreement (as defined below) as a Borrower in accordance with the terms thereof are referred to hereinafter each individually as a “Borrower”, and individually and collectively, jointly and severally, as the “Borrowers”), the financial institutions party to the Loan Agreement (as defined below) from time to time as Lenders, and East West Bank (“EWB”), as agent for the Lenders (in such capacity, “Agent”). Capitalized terms not otherwise defined herein are defined in the Loan Agreement (as defined below).

RECITALS

A.           The Company, Agent, and Lenders are parties to that certain Loan Agreement, dated as of October 23, 2023 (as amended, restated, amended and restated, supplemented, extended, or otherwise modified in writing from time to time, the “Loan Agreement”).

B.            Borrowers and Lenders, which constitute all Lenders under the Loan Agreement as required under Section 14.1.1(c)(iii), desire to amend and supplement the Loan Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

I.             AMENDMENT TO THE LOAN AGREEMENT.

A.            Section 1.1 of the Loan Agreement is hereby amended by amending and restating the defined term “Maturity Date” in its entirety, to read as follows:

“Maturity Date”: means January 21, 2027.

II.            CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment set forth herein is subject to the satisfaction of the following conditions precedent:

A.            Agent shall have received fully executed copies of the following documents:

1.              this Amendment; and

2.              that certain Reaffirmation of Guaranty, dated as of the date hereof, executed by the Guarantors;

B.            Borrowers shall pay all fees, as and when such fees become due and owing, as set forth in the fee letter executed by Borrowers in connection with this Amendment (“Amendment Fee Letter”).

III.           EXTENSION-RELATED WAIVER. Agent and the Lenders hereby waive any default interest or fees arising solely as a result of the occurrence of the Maturity Date prior to the effectiveness of this Amendment; provided that the foregoing shall not waive or otherwise affect the extension fee payable pursuant to the Amendment Fee Letter. The limited waiver set forth herein shall be limited precisely as written and shall not be deemed to (i) be any other amendment, waiver, consent, or modification of any term or condition of the Loan Agreement or any other Loan Document, or (ii) prejudice any right or remedy which Agent or the Lenders may now or in the future have under or in connection with the Loan Agreement or any other Loan Document. The limited waiver set forth herein shall not excuse any other or future non-compliance with the Loan Agreement or any other Loan Document and shall not be a practical construction, course of dealing, course of conduct or course of performance under the Loan Agreement or under any other Loan Document. Each Borrower hereby acknowledges and reaffirms (i) all of its obligations and duties under the Loan Documents, and (ii) that Agent, for the ratable benefit of the Lenders, has and shall continue to have valid, perfected Liens in the Collateral, subject to the terms of the Loan Documents.

IV.          MISCELLANEOUS.

A.          Representations and Warranties. Each Borrower hereby affirms to Agent and Lenders that all of such Borrower’s representations and warranties set forth in the Loan Agreement are true, complete and accurate in all respects as of the date hereof.

B.           Reference to Loan Agreement. The Loan Agreement, each of the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

C.            Loan Agreement Remains in Effect. The Loan Agreement and the Loan Documents, as amended hereby, remain in full force and effect and each Borrower ratifies and confirms its agreements and covenants contained therein. Each Borrower hereby confirms that no Event of Default or Default exists.

D.           Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E.            Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

F.             NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG AGENT, LENDERS, AND OBLIGORS AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG AGENT, LENDERS, AND OBLIGORS.

G.           COUNTERPARTS; EXECUTION, CHOICE OF LAW, VENUE, JURY TRIAL WAIVER AND JUDICIAL REFERENCE. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING EXECUTION, CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTIONS 14.8, 14.13, 14.14, AND 14.15 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[Remainder of this page intentionally left blank. Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by its authorized officers as of the day and year first above written.

AGENT AND LENDERS:

East West Bank,
as Agent and a Lender

By:	/s/ Martin Kriegler
Name: Martin Kriegler
Title: Senior Vice President

Amendment Number Six to Loan Agreement

Hanover Community Bank,
as a Lender

By:	/s/ Matthew Crennan
Name: Matthew Crennan
Title: Director of Commercial Credit, SVP

Amendment Number Six to Loan Agreement

First Fidelity Bank,
as a Lender

By:	/s/ James W. Finch
Name: James W. Finch
Title: Executive Vice President

Amendment Number Six to Loan Agreement

Banc of California,
as a Lender

By:	/s/ Peter Winfield
Name: Peter Winfield
Title: Senior Vice President

Amendment Number Six to Loan Agreement

BORROWER:

IIP Operating Partnership, LP,
a Delaware limited partnership

By:	Innovative Industrial Properties, Inc.,
Its General Partner

	By:	/s/ David Smith
Name: David Smith
Title: Chief Financial Officer

Amendment Number Six to Loan Agreement